CERTIFICATE
                             CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Registration Statement of Northworks Inc. (the "Company) on Form 20-F, as filed with the Securities and Exchange Commission on the date hereof (the "Form 20-F"), I William D. McCartney, the Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. & 1350 that:

     1)   The Form 20-F fully complies with requirements of Section 13 (a) or 15
          (d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78(d); and

     2) The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  December 2, 2002.


"William  D.  McCartney"
------------------------
Signature


The foregoing certification is furnished solely pursuant to 18 U.S.C. & 1350.




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